Exhibit 10.20

(English Translation)

Construction contract of construction project

(GF——1999——0201)

Employer: Weifang Longhai Zhiye Co., Ltd.
Contractor: Qingdao Zhongxin Construction Group Co., Ltd.

Part One

Agreement

Employers (full name):	Weifang Longhai Zhiye Co., Ltd.
Contractor (full name):	Qingdao Zhongxin Construction Group Co., Ltd.

Both parties agreed on the project terms and signed a contract, which is according to “Contract Law of the People’s Republic of China”, “CONSTRUCTION LAW OF THE PEOPLES REPUBLIC OF CHINA” and Other relevant laws and administrative regulations.

On the basis of keeping to principle of equality, voluntary and good faith:

1. Project Overview

Name:	Building 1 – Building 38, Oumei Jiayuan
Address:	South of Fenghuang Street, West of Fengshan Road
Content:	civil work, sewer and drainage, water and utility

The form of additional contractor business of the group projection: (Annex 1) Approve Number: Wei JTZ (2004) 122 Source of fund: Funds raising

2. Scope of Construction

Scope of Construction: civil work, sewer and drainage, water and utility

3. Contract duration

Commencement date:    June 2004
Completion date:     June , 2008
Total days:

4. Quality Standards

Construction Quality Standards: Qualified 5. Contact Price Amount (Capital): RMB 112,000,000 Yuan 6. Related files of contacts: This includes:

1)	This Contract
2)	Notification of award

3)	Form of Tender and its attachments
4)	Special terms and conditions of the contact
5)	General terms and conditions of the contact
6)	Standard specifications and relative files
7)	Blueprint
8)	Bill of Quantities
9)	Priced BOQ or Budget document

Written agreements or documents between the parties on the project shall be deemed as a part of this contract.

7. Some words of the agreements are given the same definition in the “General terms and Conditions” Part two.

8. Contractors promise Employers that they will work and finish the project in accordance with the terms of the contract. And they will also assume the obligations still under guaranty.

9. Contractors promise Employers that they will pay the price and other sums based on the contract rate and payment within contract date.

10. Execution of contract

Time: April 23, 2004
Address: Office of Employer, Oumei Jiayuan

The contract will take effect immediately after both parties’ sign which is defined by employers and contractors.

Employer: Weifang Longhai Zhiye Co., Ltd. (Seal)	Contactor: Qingdao Zhongxin Construction Group Co.,
Address	Ltd.
Legal Representative:	Address
Authorized person:	Legal Representative:
Deposit bank:	Authorized person:
Tel:	Deposit bank:
Fax:	Tel:
Postcode:	Fax:
Postcode:

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